                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 21, 2001
                           --------------------------
                        (Date of earliest event reported)


                              CONNETICS CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

             Delaware                        0-27406                            94-3173928
         ---------------                ----------------                  ---------------------
 (State or Other Jurisdiction         (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


              3290 West Bayshore Road, Palo Alto, California 94303
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 843-2800
                      ------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         On December 21, 2001, Connetics Corporation entered into a licensing agreement with Pharmacia Corporation pursuant to which Connetics granted to Pharmacia exclusive global rights, excluding Japan, to Connetics' proprietary foam drug-delivery technology for use with Pharmacia's Rogaine(R) hair loss treatment. Under the terms of the license agreement, Pharmacia will pay Connetics an initial licensing fee, milestone payments and a royalty on product sales. Pharmacia will be responsible for most product development activities and costs.

         A copy of the press release announcing this transaction is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.

                  99.1     Press Release dated January 2, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONNETICS CORPORATION


                                       By: /s/ Katrina J. Church
                                          --------------------------------------
                                            Katrina J. Church
                                            Senior Vice President, Legal Affairs
                                            and General Counsel


     Date:  January 2, 2002



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                                  EXHIBIT INDEX


Exhibit
Number     Description
-------    -----------

 99.1      Press Release dated January 2, 2002.




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